UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
MARINER ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ELECTION FORM
FOR
SHARES OF COMMON STOCK OF
MARINER ENERGY, INC.
IN CONNECTION WITH THE MERGER OF
MARINER ENERGY, INC.
WITH AND INTO
APACHE DEEPWATER LLC (F/K/A ZMZ ACQUISITIONS LLC)
(A SUBSIDIARY OF APACHE CORPORATION)
To be submitted to the Depositary/Exchange Agent:
Wells Fargo Bank, N.A.

By Hand or Overnight Delivery:	By Mail:

Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Mariner/Apache Transaction	Mariner/Apache Transaction
Shareowner Services	Shareowner Services
Voluntary Corporate Actions	Voluntary Corporate Actions
161 North Concord Exchange	P.O. Box 64854
South St. Paul, Minnesota 55075	St. Paul, Minnesota 55164-0854
SIGNATURES MUST BE PROVIDED IN BOX A.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
BEFORE COMPLETING THIS ELECTION FORM.
IF YOU HAVE ANY QUESTIONS REGARDING THE ELECTION FORM,
PLEASE CONTACT THE INFORMATION AGENT:
Morrow & Co., LLC
470 West Avenue
Stamford, Connecticut 06902
Banks and Brokers, call collect (203) 658-9400
Mariner Energy, Inc. stockholders, call toll free (800) 278-2141
DESCRIPTION OF SHARES SURRENDERED

Name and Address of Registered Stockholder	Share Certificate(s) and Share(s) Surrendered
(Please fill in, if blank)	(Please attach additional signed list, if necessary)
	Certificate	Total Number of
	Number(s) and/or	Shares	Number
	indicate Book-	Represented	of Shares
	Entry shares	by Certificate(s)	Surrendered (1,2)

Total Shares Surrendered

(1)	If shares are held in Book-Entry form, you must indicate the number of shares you are surrendering.

(2)	Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary/Exchange Agent will be deemed to have been surrendered.
If Share Certificates have been lost or mutilated, see instruction below: “Lost, Stolen or Destroyed Mariner Share Certificate(s)”

Ladies and Gentlemen:
     The undersigned stockholder of Mariner Energy, Inc., a Delaware corporation (“Mariner”), hereby transfers the shares of Mariner common stock (the “Mariner Shares”) identified in the box on the previous page entitled “Description of Shares Surrendered” in exchange for the merger consideration described below, subject to completion of the merger. In the merger, Mariner will merge with and into Apache Deepwater LLC (f/k/a ZMZ Acquisitions LLC), a Delaware limited liability company (“Merger Sub”), with Merger Sub surviving the merger as a wholly owned subsidiary of Apache Corporation (“Apache”). The undersigned represents and warrants that the undersigned has full power and authority to surrender the Mariner Share(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Mariner Share certificate(s), if applicable, and all other required documents are at the option and risk of the undersigned and that the risk of loss of such Mariner Share certificate(s) shall pass only after Wells Fargo Bank, N.A. (the “Depositary/Exchange Agent”) has actually received the certificate(s), or in the case of book-entry Mariner Shares, upon adherence to the procedures set forth herein. All questions as to the validity, form and eligibility of any election and surrender of Mariner Shares hereunder shall be determined by the Depositary/Exchange Agent in its reasonable discretion, and any good faith decisions of the Depositary/Exchange Agent regarding such matters shall be binding and conclusive. Upon request, the undersigned shall execute and deliver all additional documents reasonably deemed by the Depositary/Exchange Agent to be necessary to complete the conversion, cancellation and retirement of the Mariner Shares delivered herewith. No authority hereby conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
     Mariner and Apache make no recommendations as to the form of consideration a holder of Mariner Shares should elect to receive. Each stockholder must make his or her own decision with respect to this election, bearing in mind the tax consequences of the election chosen.
     BEFORE YOU MAIL THE ELECTION FORM, YOU MUST COMPLETE BOX A OF THE FORM, WHICH APPEARS ON THE FOLLOWING PAGE.
     YOU DO NOT NEED TO COMPLETE BOXES B, C OR D OF THE ELECTION FORM UNLESS YOU ARE (1) CHANGING THE NAME ON YOUR ACCOUNT, (2) SEEKING DELIVERY OF A BOOK ENTRY STATEMENT REPRESENTING SHARES OF APACHE COMMON STOCK AND/OR CHECK TO AN ADDRESS OTHER THAN THE ONE PRINTED IN THE ACCOUNT INFORMATION SECTION OF THE ELECTION FORM, OR (3) TENDERING PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.
     PLEASE REFER TO THE RELATED PROXY STATEMENT/PROSPECTUS FOR AN EXPLANATION OF THE TERMS OF THE ELECTION.
     IF YOU SURRENDER YOUR MARINER SHARES TO MAKE AN ELECTION, YOU WILL NOT BE ABLE TO SELL THOSE MARINER SHARES UNLESS YOU REVOKE YOUR ELECTION PRIOR TO THE ELECTION DEADLINE.
     DELIVERY OF THE ELECTION FORM TO AN ADDRESS OTHER THAN THAT SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY/EXCHANGE AGENT.
     IF YOU SEND MARINER SHARE CERTIFICATE(S) WITH THE ELECTION FORM BY MAIL, IT IS RECOMMENDED THAT YOU USE REGISTERED MAIL, PROPERLY INSURED, RETURN RECEIPT REQUESTED.
     FOR MORE INFORMATION PLEASE CALL MORROW & CO., LLC AT (800) 278-2141.

BOX A
ELECTION
You must mark and complete at least one of Boxes (1), (2), (3) or (4) to participate in the Election.

Number of Whole Shares
(1) ☐ All stock consideration of 0.24347 shares of Apache common stock per Mariner Share, subject to possible proration.

(2) ☐ All cash consideration of $26.00 in cash per Mariner Share, subject to possible proration.

(3) ☐ Mixed consideration of $7.80 in cash and 0.17043 shares of Apache common stock per Mariner Share.

(4) ☐ No election.

(5) ☐ For a name change, mark this box and complete Box B below (you must also mark your election in Boxes (1), (2), (3), or (4) as appropriate).

All Mariner stockholders making an election must sign below. (Must be signed by all registered stockholders; include legal capacity if signing on behalf of an entity)

(6)

Signature of Owner

Signature of Co-Owner, if any

(7)

Date

You must complete the Substitute Form W-9

     You must complete the Substitute Form W-9. The stockholder who provides the Social Security Number on the Substitute Form W-9 must sign the Substitute Form W-9.

BOX B
CHANGE OF NAME ON ACCOUNT
If you would like any shares of Apache Corporation common stock to be issued in another name, fill in this section with the information for the new account name. If you need more room, please use a separate sheet. The check and/or the book entry statement representing shares of Apache common stock delivered/exchanged in connection with the merger will be issued in the name(s) printed in the account information section above unless you indicate a different name below. Your signature must be Medallion Guaranteed by an eligible financial institution. The Substitute Form W-9 must be completed by the new account holder.

Name (Please Print First, Middle & Last Name)

Signature of Current Owner

Signature of Co-Owner, if any

Address (Number & Street)

Address (City, State & Zip)

New Account’s Social Security/Taxpayer ID No.
Place Medallion Guarantee Stamp Below

BOX C
NOTICE OF GUARANTEED DELIVERY
If surrendered Mariner Shares are being delivered pursuant to a notice of guaranteed delivery, provide the following information:

Name of Firm

Signature

Title

Address (Number & Street)

Address (City, State & Zip)

Area Code and Telephone Number

Date of Execution of Notice of Guaranteed Delivery

BOX D
SPECIAL DELIVERY INSTRUCTIONS
The book entry statement representing shares of Apache Corporation common stock and/or check will be mailed to the address printed in the account information section above unless you indicate a different address below:

Name (Please Print First, Middle & Last Name)

Address (Number & Street)

Address (City, State & Zip)

PAYOR’S NAME:
WELLS FARGO SHAREOWNER SERVICES
Give form to the Substitute Request for Taxpayer requester. Do not Form W-9 Identification Number and Certification send to the IRS. Department of the Treasury Internal Revenue Service) Please print or type Name (as shown on your income tax return) Business name, if different from above. Exempt from backup Check appropriate box: Individual/Sole Proprietor Corporation Partnership Other withholding Limited Liability Company. Enter the tax classification (D=Disregarded entity, C=Corporation, P=Partnership) Address (number, street, and apt. or suite no.) Requester’s name and address (optional) City, state, and ZIP code List account number(s) here (optional) CERTIFICATION - Under penalties of perjury, I certify that:Social Security Number Employer Identification Number 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, and 3. I am a U.S. citizen or other U.S. person (as defined in the instructions below) Notification of Backup Withholding I have been notified by the Internal Revenue Service (IRS) that I am currently subject to backup withholding as a result of a failure to report all interest and dividends on my tax return. I understand that marking this box will result in backup withholding on any disbursements made to this account. “The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.” Signature: Date:
NOTICE TO NON-RESIDENT ALIEN INDIVIDUALS OR FOREIGN ENTITIES (e.g. foreign corporation, partnership or trusts): DO NOT COMPLETE THE ABOVE SUBSTITUTE FORM W-9. COMPLETE THE ENCLOSED FORM W-8BEN, OR OBTAIN ONE AT www.irs.qov OR CALL- 1-800-380-1372 OR COPY OF FORM W-8BEN. COMPLETE AND RETURN THE FORM W8BEN CERTIFICATION OF FOREIGN STATUS. FAILURE TO DO SO WILL SUBJECT YOU TO FEDERAL BACKUP WITHHOLDING AT THE CURRENT APPLICABLE RATE.
Definition of U.S. Person: For federal tax purposes, you are considered a U.S. person if you are (1) An individual who is a U.S. citizen or U.S. resident alien, (2) A partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (3) An estate (other than a foreign estate), or (4) A domestic trust (as defined in regulation 301 .7701-7).
NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 WILL SUBJECT THE RECIPIENT TO THE APPLICABLE FEDERAL INCOME TAX WITHHOLDING FROM ANY CASH

PAYMENT MADE TO THEM PURSUANT TO THE TENDER OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, the 28% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Identity identification numbers have nine digits separated by only one hyphen, i.e. 00-0000000. The table below will help determine the number to give the payer.

	Give the Name and		Give the IDENTITY
	SOCIAL SECURITY		IDENTIFICATION
For this type of account:	number of—	For this type of account:	number of—

1. An Individual’s account	The individual	8. Sole proprietorship	The owner

2. Two or more individuals (joint account)	Either of the individuals (please identify which)	9. A valid trust, estate, or pension trust	The legal entity’s TIN (not an individual SSN)

3. Husband and wife (joint account)	Either of the individuals (please identify which)	10. Corporate or LLC account	The corporation or LLC EIN

4. Custodian account of a minor	The minor (circle the minor’s name)	11. Religious, charitable, or educational account	The EIN of the organization/identity

5. Adult and minor (joint account)	Either of the individuals (please identify which)	12. Partnership in the name of the business	EIN of partnership or SSN of partner

6. Account in the name of guardian	Either of the individuals (please identify which)	13. Broker or registered nominee	The broker or nominee EIN

7. Trust account that is not valid	The grantor-trustee or actual owner	14. Government agency or tax-exempt entity	The public/private entity’s EIN

Obtaining a Number:

If you don’t have a taxpayer identification number or you don’t know your number, please contact the Social Security administration or Internal Revenue Service @ 800-829-1040 or IRS website www.irs.gov.
Penalties:
Failure to Furnish TIN: If you fail to furnish your correct TIN to a requestor, you are subject to a penalty of $50 for each such failure, unless your failure is due to reasonable cause and not to willful neglect.
Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs—If the requestor discloses or uses TINs in violation of Federal law, the requestor may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE
INTERNAL REVENUE SERVICE @ www.irs.gov or 800-829-1040
Resident Alien Individuals:
If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security number, your taxpayer identification number is your individual taxpayer identification number (“ITIN”) as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security number would otherwise be entered. If you do not have an ITIN, see “Obtaining a Number” below.
Name:
If you are an individual, generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name and both the last name shown on your social security card and your new last name.
Obtaining a Number:
If you do not have a taxpayer identification number, obtain IRS Form SS-5, Application for a Social Security Card (for individuals), or IRS Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the IRS and apply for a number. Resident alien individuals who are not eligible to get a Social Security number and need an ITIN should obtain IRS Form W-7, Application for IRS Individual Taxpayer Identification Number, from the IRS.
Payees and Payments Exempt from Backup Withholding:
The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. For barter exchange transactions and patronage dividends, payees listed in (1) through (5) are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). Unless otherwise indicated, all “section” references are to sections of the Internal Revenue Code of 1986, as amended (the “Code”).
(1)	An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.
Payments of interest not generally subject to backup withholding include the following:
•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of your trade or business and you have not provided your correct taxpayer identification number to the payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments of mortgage or student loan interest to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR; FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER; INDICATE THAT YOU ARE EXEMPT ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYOR THE APPROPRIATE COMPLETED INTERNAL REVENUE SERVICE FORM W-8 (OR SUCCESSOR FORM).
     Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Internal Revenue Code and the Treasury regulations promulgated thereunder.
     Privacy Act Notice — Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold tax from payments of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. The current rate of such withholding tax is 28%. Certain penalties may also apply.
Penalties
(1) Penalty for failure to furnish taxpayer identification number — If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for false information with respect to withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for falsifying information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE.

IMPORTANT TAX INFORMATION
     Under the federal income tax law, unless an exemption applies, a shareholder whose tendered Shares are accepted for payment is required to provide the Depositary Agent with such shareholder’s correct TIN on the Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder’s Social Security Number. If a tendering shareholder is subject to backup withholding, such shareholder must cross out Item (2) of Part 3 on the Substitute Form W-9. If the Depositary Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding based on 28% of the reportable amount.
     Certain shareholders (for example, corporations) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. person to claim nonresident alien (or foreign) tax status and qualify for an exemption from backup withholding, such individual must submit an appropriate and properly completed IRS Form W-8, attesting to that individual’s foreign status. Normally, a foreign individual or corporation will provide a Form W-8BEN. Intermediary entities will provide a Form W-8IMY for the entity and a Form W-8BEN or Form W-9 for each beneficial owner along with a withholding statement. Such a Form W-8 may be obtained from the Depositary Agent. Exempt U.S. shareholders (i.e., corporations, etc.) should furnish their TIN, check the “Exempt payee” line and sign, date and return the Substitute Form W-9 to the Depositary Agent.
     If backup withholding applies, the Depositary Agent is required to withhold a percentage of any reportable payments made to the shareholder at the current 28% withholding rate. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service when completing a tax return for that applicable year, based on the withholding amount reported on the Form 1099.
Purpose of Substitute Form W-9
     To prevent backup withholding on payments that are made to a shareholder with respect to Mariner Shares exchanged in the Merger, the shareholder is required to notify the Depositary Agent of such shareholder’s correct TIN (or the TIN of another payee) by completing the Substitute Form W-9 enclosed certifying that the TIN provided is correct.
What Number to Give the Exchange Agent
     The shareholder is required to give the Exchange Agent the TIN (e.g., Social Security Number or Employer Identification Number) of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed for additional guidelines on which number to report. Non-individual U.S. entities (such as an estate or partnership) will provide an Employer Identification Number (“EIN”). If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should “Applied For” in the space for the SSN and sign, date and return the Substitute Form W-9. If the TIN is “Applied For”, the Depositary Agent will withhold from the reportable payments made to the shareholder at the current withholding rate, but such withholdings will be refunded if the tendering shareholder provides a TIN within 60 days.

INSTRUCTIONS FOR COMPLETING THE ELECTION FORM
     These instructions are for the accompanying Election Form (the “Election Form”) for shares of common stock (the “Mariner Shares”) of Mariner Energy, Inc. (“Mariner”) in connection with the merger of Mariner with and into Apache Deepwater LLC (f/k/a ZMZ Acquisitions LLC) (“Merger Sub”), a subsidiary of Apache Corporation (“Apache”). All elections are subject to the terms of the merger agreement among Mariner, Apache and Merger Sub, which was furnished to stockholders of Mariner as part of the proxy statement/prospectus dated October 1, 2010.
     As described in the proxy statement/prospectus, we cannot guarantee that you will receive the form of consideration that you elect if you elect to receive all cash consideration or all Apache common stock consideration. It is very important that you complete, sign and return the Election Form to Wells Fargo Bank, N.A. (the “Depositary/Exchange Agent”), before 5:00 p.m., New York time, on November 8, 2010 (the “Election Deadline”). If, with respect to a particular Mariner Share, (i) you do not make an election to receive stock consideration, cash consideration or mixed consideration (as described below), (ii) your Election Form is not received by the Depositary/Exchange Agent by the Election Deadline, (iii) your Election Form is improperly completed and/or is not signed, (iv) or the Mariner Share certificate or other documentation is not included with your Election Form, you will be deemed not to have made an election with respect to that Mariner Share. You will receive the mixed consideration consisting of $7.80 in cash and 0.17043 shares of Apache common stock in exchange for each Mariner Share for which no election is made.
     Please use the enclosed envelope, addressed to the Depositary/Exchange Agent, to return the Election Form, together with your Mariner Share certificates or, if you do not hold your Mariner Shares in certificated form, submit your shares by book-entry transfer (see below). You may submit separate Election Forms with respect to specified blocks of Mariner Shares to be surrendered. If your Mariner Shares are certificated, those Mariner Share certificates (or customary affidavits and indemnification regarding the loss or destruction of such certificates or the guaranteed delivery of such certificates) must be submitted with the Election Form no matter what election you make, unless you follow the procedures for guaranteed delivery. If your Mariner Shares are uncertificated, you must follow the procedure for book-entry transfer described below or the procedures for guaranteed delivery.
     If you surrender your Mariner Shares to make an election, you will not be able to sell those Mariner Shares unless you revoke your election prior to the Election Deadline as described below. Assuming that the merger is completed, you will not need to complete or execute a letter of transmittal with respect to any Mariner Share certificate(s) that you surrender with the Election Form.
Revocation of Election; Disputes
     Your election with respect to any Mariner Share may be revoked or changed at any time prior to the Election Deadline. In order to revoke your election, you must make a written request for revocation, which must be received by the Depositary/Exchange Agent prior to the Election Deadline, at which time the applicable Mariner Share certificate(s), if any, will be returned to you without charge upon request, unless you properly make a subsequent election. If your election is revoked prior to the election deadline or you do not make a proper subsequent election after you revoke your election, your Mariner Shares will become non-election shares and, as a result, you will receive the mixed consideration in the merger.
     In order to change your election, you must validly complete a new Election Form, which must be received by the Depositary/Exchange Agent prior to the Election Deadline. Additional copies of this Election Form may be obtained by contacting Morrow & Co., LLC at (800) 278-2141 (toll free).
     Any disputes regarding your election or the elections made by other Mariner stockholders, as well as any revocations or changes of elections, will be resolved by the Depositary/Exchange Agent in its reasonable discretion, and the Depositary/Exchange Agent may disregard immaterial defects in any Election Form in the Depositary/Exchange Agent’s reasonable discretion. Any good faith decisions of the Depositary/Exchange Agent will be binding and conclusive on all parties concerned. None of Apache, Merger Sub, or the Depositary/Exchange Agent will be under any obligation to notify any person of any defect in an Election Form.

Letter of Transmittal
     If you do not properly submit your Election Form with all of your Mariner Shares (or Notice of Guaranteed Delivery), then you will be deemed not to have made any election with respect to the Mariner Shares not properly submitted and, promptly after the closing date of the merger, the Depositary/Exchange Agent will mail to you a letter of transmittal and instructions for surrendering Mariner Shares for use in exchanging your Mariner Shares for the mixed consideration.
Lost, Stolen or Destroyed Mariner Share Certificate(s)
     If any certificate representing Mariner Shares has been lost, destroyed or stolen, the stockholder should promptly notify Continental Stock Transfer and Trust Company, in its capacity as transfer agent for the Mariner Shares, by phone at (212) 845-3287. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Election Form and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.
Account Information
     The front of the Election Form shows the registration of your account and the number of shares owned by you as reflected on the records of Mariner at the time of mailing these instructions.
     Mark through any incorrect address information that is printed in this area on the Election Form. Clearly print your correct address in the space beside the printed information.
     If you are a trustee, executor, administrator or someone who is acting on behalf of a stockholder and your name is not printed on the Election Form, you must include your full title and send us proper evidence of your authority to submit the Election Form to exchange Mariner Shares.
Election Options and Required Signatures
     The terms of the merger agreement allow you to elect the form of consideration you wish to receive in exchange for each of your Mariner Shares. However, as explained in the proxy statement/prospectus, we cannot guarantee that you will receive the form of merger consideration that you elect if you elect to receive all cash consideration or all Apache common stock consideration. For more information, please refer to the proxy statement/prospectus dated October 1, 2010. Regardless of the option you choose, your Mariner Shares or notice of guaranteed delivery must be returned with the completed and duly executed Election Form for your election with respect to your Mariner Shares to be valid. If you hold Mariner Shares in uncertificated form, you must still complete and return the Election Form.
  Payment Options
     If the merger is completed, each of your Mariner Shares will be converted into the right to receive, at your election and subject to proration, one of the following:
•	All stock consideration of 0.24347 shares of Apache common stock per Mariner Share, SUBJECT TO POSSIBLE PRORATION;

•	All cash consideration of $26.00 in cash per Mariner Share, SUBJECT TO POSSIBLE PRORATION; or

•	Mixed consideration of $7.80 in cash and 0.17043 shares of Apache common stock per Mariner Share.
     If, with respect to a particular Mariner Share, (i) you do not make an election to receive stock consideration, cash consideration or mixed consideration (as described below), (ii) your Election Form is not received by the Depositary/Exchange Agent by the Election Deadline, (iii) your Election Form is improperly completed and/or is not signed, or (iv) the Mariner Share certificate or other documentation is not included with your Election Form, you will be deemed not to have made an election with respect to that Mariner Share. You will receive the mixed consideration consisting of $7.80 in cash and 0.17043 shares of Apache common stock in exchange for each Mariner Share for which no election is made.
  Required Signatures
     All stockholders listed on the account must sign the Election Form.
Transfer Taxes
     In the event that any transfer or other taxes become payable by reason of the payment of the merger consideration in any name other than that of the record holder, such transferee or assignee must pay such tax or must establish to the satisfaction of Merger Sub that such tax has either been paid or is not applicable.
Taxpayer Identification Number and Backup Withholding
     For a U.S. stockholder of Mariner that receives cash constituting all or a portion of its share of the merger consideration, in order to avoid “backup withholding” of U.S. federal income tax on payment of such cash, such stockholder must, unless an exemption applies, provide the Depositary/Exchange Agent with the stockholder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 included in this Election Form and certify, under penalties of perjury, that such TIN is correct, that such stockholder is not subject to backup withholding and that such stockholder is a U.S. person. If a stockholder does not provide such stockholder’s correct TIN or fails to provide the required certifications, the Internal Revenue Service (the “IRS”) may impose a penalty of $50 on such stockholder and payment of cash to such stockholder pursuant to the merger may be subject to backup withholding of 28%.
     Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing a U.S. federal income tax return.
     The surrendering stockholder is required to give the Depositary/Exchange Agent the TIN (i.e., the social security number or the employer identification number) of the record holder of the Mariner Shares. If the Mariner Shares are held in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which TIN to report.
     If the surrendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9 and sign and date the Substitute Form W-9. The stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number at the bottom of the Substitute Form W-9. Notwithstanding that the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary/Exchange Agent will withhold 28% on all reportable payments made prior to the time a properly certified TIN is provided to the Depositary/Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional information on obtaining a TIN.
     Certain stockholders (including, among others, corporations and certain foreign individuals and entities) are exempt from backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. stockholders should indicate their exempt status on the Substitute Form W-9 by marking the appropriate box. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. In order for a foreign person to qualify as exempt, such person must submit a properly completed Form W-8, Certificate of Foreign Status (instead of a Substitute Form W-9), signed under penalties of perjury, attesting to such stockholder’s foreign status. Such Form W-8 may be obtained from the Depositary/Exchange Agent.

     You are urged to consult your tax advisor regarding your qualification for exemption from backup withholding and the procedure for obtaining such exemption.
Guide to Election Form Line Items
Box A: Election
     (1) If applicable, please indicate the number of Mariner Shares with respect to which you want to receive the all stock consideration, subject to possible proration as described in the proxy statement/prospectus and above.
     (2) If applicable, please indicate the number of Mariner Shares with respect to which you want to receive the all cash consideration, subject to possible proration as described in the proxy statement/prospectus and above.
     (3) If applicable, please indicate the number of Mariner Shares with respect to which you want to receive the mixed consideration, as described in the proxy statement/prospectus and above.
     (4) If applicable, please indicate the number of Mariner Shares with respect to which you do not want to make an election, in which case you will receive the mixed consideration as described in the proxy statement/ prospectus and above.
     (5) Mark this box and complete Box B if you would like your stock or cash consideration to be issued in another name. You must also mark your election in Boxes (1), (2), (3) or (4) as appropriate.
     (6) All registered owners, as shown on the Election Form, must sign the Election Form. Do not sign the Mariner Share certificates, if any.
     (7) Please date the Election Form.
Box B: Change of Name on Account
     If you want your shares of Apache common stock registered in, and/or your check made payable to, a name or names different from the name(s) printed on the Election Form, please follow the instructions below.
     First, print the name(s) and address(es) of the person(s) to receive the shares of Apache common stock and/or check in the space provided. Then, refer to the procedures of your guarantor (bank/broker) for the requirements needed to make such registration changes.
     YOUR GUARANTOR (BANK/BROKER) WILL REQUIRE PROOF OF YOUR AUTHORITY TO ACT. CONSULT YOUR GUARANTOR FOR THEIR SPECIFIC REQUIREMENTS. YOU OR YOUR GUARANTOR MAY ACCESS THE SECURITIES TRANSFER ASSOCIATION (STA) RECOMMENDED REQUIREMENTS ON-LINE AT www.stai.org.
Box C: Notice of Guaranteed Delivery
     Complete this area if you are not delivering your Mariner Share certificate(s), if applicable, with the Election Form or the procedure for book-entry transfer cannot be completed on a timely basis and you will be completing the enclosed Notice of Guaranteed Delivery. Stockholders whose certificate(s) for Mariner Shares are not immediately available or who cannot deliver their certificates for Mariner Shares to the Depositary/Exchange Agent or the tendering of whose Mariner Shares by book-entry transfer cannot be completed on or prior to the Election Deadline may make an effective election for their Mariner Shares by properly completing and duly executing the enclosed Notice of Guaranteed Delivery. Pursuant to this procedure, (i) the election must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Depositary/Exchange Agent, together with a properly completed and duly executed Election Form (or a manually signed facsimile thereof), on or prior to the Election Deadline, and (iii) the certificate(s) evidencing all physically surrendered Mariner Shares (or a confirmation evidencing the transfer of all Mariner

Shares tendered by book-entry transfer), together with any required signature guarantees, and any other documents required by this Election Form, must be received by the Depositary/Exchange Agent by 5:00 p.m., Eastern time, on the date that is three business days after the Election Deadline.
Box D: Special Delivery Instructions
     Complete this area only if you want the book entry statement representing shares of Apache common stock and/or check to be delivered to an address other than the one printed in the box entitled “Description of Shares Surrendered” on the front of the Election Form.

Form of Notice of Guaranteed Delivery
(not to be used for signature guarantees)
of
Shares of Common Stock of
Mariner Energy, Inc.
     This form or a facsimile hereof must be used in connection with your election if:
(1)	certificates for shares of Mariner common stock are not immediately available or cannot be delivered to Wells Fargo Bank, National Association, the Depositary/Exchange Agent, prior to 5:00 p.m. Eastern time on November 8, 2010 (the “Election Deadline”) or

(2)	the procedure for book-entry transfer cannot be completed prior to the Election Deadline.
This form, properly completed and duly executed, may be delivered by mail or facsimile transmission to the Depositary/Exchange Agent.
The Depositary/Exchange Agent is:
Wells Fargo Bank, N.A.

By Hand or Overnight Delivery:	By Mail:

Wells Fargo Bank, N.A. Mariner/Apache Transaction Shareowner Services Voluntary Corporate Actions 161 North Concord Exchange South St. Paul, Minnesota 55075	Wells Fargo Bank, N.A. Mariner/Apache Transaction Shareowner Services Voluntary Corporate Actions P.O. Box 64854 St. Paul, Minnesota 55164-0854
Facsimile Transmission:
(for eligible institutions only)
(866) 734-9952
Confirm Receipt of Facsimile
By Telephone:
(for eligible institutions only)
(800) 468-9716
     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.
     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION FORM REQUIRES A MEDALLION SIGNATURE GUARANTEE, SUCH MEDALLION SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE ELECTION FORM.
     The Eligible Institution that completes this form must communicate the guarantee to the Depositary/Exchange Agent and must deliver the Election Form and certificate(s) representing Mariner Shares to the Depositary/Exchange Agent (or a confirmation evidencing the transfer of all Mariner Shares delivered by book-entry transfer) within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Ladies and Gentlemen:
     The undersigned hereby surrenders to Wells Fargo Bank, N.A., the Depositary/Exchange Agent, upon the terms and subject to the conditions set forth in the Election Form and related instructions, receipt of which are hereby acknowledged, the number of Mariner Shares specified below pursuant to the guaranteed delivery procedure set forth below.

Number of Shares:		Name(s) (please print):

Certificate No(s). (if available)

Signature(s):

The Depositary Trust Company		Street Address:

DTC Account Number:

City, State and ZIP Code:

Transaction Code Number:

Dated:	, 2010

Telephone number(s) (with area code):

☐ Check if securities will be delivered by book-entry transfer and fill in the information below:
GUARANTEED DELIVERY PROCEDURE
     In order for an election to be effective, Wells Fargo Bank, N.A., the Depositary/Exchange Agent, must receive a properly completed and duly executed Election Form, accompanied by the Mariner Share certificate(s), if applicable, a confirmation evidencing the transfer of all Mariner Shares delivered by book-entry transfer, or a proper Guarantee of Delivery (as described below), no later than 5:00 p.m. Eastern time, on the Election Deadline (as described above). Persons whose Mariner Share certificate(s) are not immediately available or the delivery of whose Mariner Shares cannot be completed by book-entry transfer on or prior to the Election Deadline also may make an election by completing and executing the Election Form (or a facsimile thereof) and submitting it to the Depositary/Exchange Agent by the Election Deadline and by having a Guarantee of Delivery properly completed and duly executed by the Election Deadline by a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (subject to the condition that the Mariner Share certificate(s) (or a confirmation evidencing the transfer of all Mariner Shares delivered by book-entry transfer), the delivery of which is thereby guaranteed, are in fact delivered to the Depositary/Exchange Agent no later than 5:00 p.m. Eastern time, on the date that is three business days after the Election Deadline (the “Guaranteed Delivery Deadline”)).
     If the Depositary/Exchange Agent does not receive a properly completed and duly executed Election Form, accompanied by your Mariner Share certificate(s) (or a confirmation evidencing the transfer of all Mariner Shares delivered by book-entry transfer), by the Election Deadline (unless a Guarantee of Delivery has been properly completed and delivered by the Election Deadline and such certificates (or a confirmation evidencing the transfer of all Mariner Shares delivered by book-entry transfer) are received by the Depositary/Exchange Agent by the Guaranteed Delivery Deadline), the stockholder’s Mariner Shares will be treated as if no election was made with respect to them.

DELIVERY GUARANTEE
(not to be used for a signature guarantee)
     THE UNDERSIGNED IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER ASSOCIATION OR OTHER ENTITY WHICH IS AN “ELIGIBLE GUARANTOR INSTITUTION,” AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN “ELIGIBLE INSTITUTION”), AND GUARANTEES THE DELIVERY TO THE DEPOSITARY/EXCHANGE AGENT BY THE GUARANTEED DELIVERY DEADLINE OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER (OR THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED BY BOOK-ENTRY TRANSFER INTO THE DEPOSITARY/EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY), TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED ELECTION FORM (OR A FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS.

Name of Firm	Authorized Signature

Street Address	Name

City, State and ZIP Code	Title

Telephone Number (with area code)	Date